UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2016

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

A copy of materials that will be used in investor meetings beginning September 6, 2016, is attached to this Current Report on Form 8-K as Exhibit 99.1.  AECOM now anticipates the first monetization within its AECOM Capital portfolio to occur in fiscal year 2017 and as a result, the Company expects that its fiscal year 2016 adjusted earnings per share will be at the low end of the guidance range discussed at its August 9, 2016 earnings call.

The investor materials are dated September 6, 2016 and the Company disclaims any obligation to correct or update these materials in the future.  The information contained in this Current Report Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements:

Statements contained herein other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including our earnings projections and our AECOM Capital contributions.  Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.  Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following:  demand for our services is cyclical; uncertainties related to government contract appropriations; governmental agencies may modify, curtail or terminate our contracts; government contracts are subject to audits and adjustments of contractual terms; losses under fixed-price contracts; limited control over operations run through our joint venture entities; misconduct by our employees or consultants or our failure to comply with laws or regulations applicable to our business; exposure to legal, political and economic risks in different countries as well as currency exchange rate fluctuations; unexpected adjustments and cancellations related to our backlog; dependence on third party contractors who fail to satisfy their obligations; and changing client preferences/demands, fiscal positions, and payment patterns. Additional factors that could cause actual results to differ materially from our forward-looking statements are set forth in our reports filed with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statement.

Item 9.01                                                                                                                                           Financial Statements and Exhibits.

(d)  Exhibits

99.1                             Investor Presentation dated September 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: September 6, 2016	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Assistant General Counsel